OAKWOOD MORTGAGE INVESTORS, INC. 1996-B          REPORT DATE: OCTOBER 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 15
REMITTANCE REPORT                                Page 1 of 6
REPORTING MONTH: SEPTEMBER 30, 1997


                                           Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                       Ending            Scheduled
Principal            Scheduled          Prepaid            Liquidated       Contracts           Principal         Gross
Balance              Principal          Principal          Principal        Repurchased         Balance           Interest
---------------------------------------------------------------------------------------------------------------------------------

192,002,135.00     (521,852.53)      (1,372,726.69)     (1,037,044.17)                0.00     189,070,511.61     1,799,038.35
=================================================================================================================================

                     Scheduled                                                  Amount
    Servicing        Pass Thru             Liquidation       Reserve            Available for
       Fee           Interest              Proceeds          Fund Draw          Distribution
---------------------------------------------------------------------------------------------------

  160,001.78          1,639,036.57        762,322.98               0.00       4,455,940.55
===================================================================================================


                                               Mezzanine Reserve Fund as of Cutoff Date
-----------------------------------------------------------------------------------------------------------------------------------


 Beginning                             Investment      Balance Before     Reserve    Reserve        Balance After
  Balance     Deposits    Distrib.      Interest    Current Distribution  Fund Draw  Fund Deposit   Current Distribution   Excess
-----------------------------------------------------------------------------------------------------------------------------------
433,120.43     0.00       -1,795.43      1,730.67       433,055.67          0.00      0.00             433,055.67          1,730.67
===================================================================================================================================

 Reserve Fund Required Balance
--------------------------------------
  Before Current     After Current
  Distribution       Distribution
--------------------------------------

   431,325.00         431,325.00
======================================

Class B-1 Reserve Fund as of Cutoff Date

 Beginning                        Investment     Balance Before     Reserve        Reserve         Balance After
  Balance    Deposits  Distrib.    Interest   Current Distribution  Fund Draw      Fund Deposit    Current Distribution   Excess
-----------------------------------------------------------------------------------------------------------------------------------
324,840.57    0.00     -1,346.57    1,298.01       324,792.01         0.00          0.00             324,792.01         1,298.01
===================================================================================================================================

Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------

  323,494.00         323,494.00
======================================

Class B-2 Reserve Fund as of Cutoff Date

 Beginning                         Investment    Balance Before     Reserve       Reserve         Balance After
  Balance     Deposits   Distrib.   Interest  Current Distribution  Fund Draw     Fund Deposit    Current Distribution    Excess
-----------------------------------------------------------------------------------------------------------------------------------
216,559.71     0.00      -897.71     865.33        216,527.33         0.00         0.00             216,527.33            865.33
===================================================================================================================================

Reserve Fund Required Balance
--------------------------------------
Before Current     After Current
Distribution       Distribution
--------------------------------------

215,662.00         215,662.00
======================================

                                     Certificate Account
---------------------------------------------------------------------------------------------------------------
 Beginning          Deposits                              Investment      Ending
  Balance    Principal      Interest     Distributions     Interest       Balance
-----------------------------------------------------------------------------------
710,136.77  2,940,341.94  1,853,244.62   (3,733,588.84)     2,097.78  1,772,232.27
===================================================================================

                 P&I Advances at Distribution Date
----------------------------------------------------------------------------
 Beginning             Recovered           Current             Ending
  Balance               Advances           Advances           Balance
----------------------------------------------------------------------------
1,830,911.40        1,656,200.47       1,865,920.54       2,040,631.47
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B          REPORT DATE: OCTOBER 7, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 15
REMITTANCE REPORT
REPORTING MONTH: SEPTEMBER 30, 1997              Page 2 of 6


Class B Crossover Test                                                        Test Met?
-----------------------------------------------------------------             ----------
(a) Remittance date on or after January 2001                                      N


(b) Average 60 day Delinquency rate <=        5%                                  Y

(c) Average 30 day Delinquency rate <=        7%                                  Y


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                   Aug. 1996 -Aug. 1997       4%                                  N
                   Jan 2001 -Aug. 2002        7%                                  N
                   Aug. 2002 - Jan. 2003      8%                                  N

                   Jan, 2003 -                9%                                  N


(e) Current realized loss ratio <=            2.75%                               Y

(f) Are class B principal balances plus Accelerated
     Principal Distributions > =              22.750%
     of stated scheduled pool balance

                Beginning B-1 balance                          16,983,002.06
                Beginning B-2 balance                          10,614,543.63
                Beginning Accelerated Principal Distribution      438,749.31
                                                              --------------
                                                               28,036,295.00
                Divided by beginning pool
                balance                                       192,002,135.00
                                                              --------------
                                                                      14.602%     N
                                                              ==============

Average 60 day delinquency ratio:


                          Over 60s        Pool Balance         %
                      -----------------------------------------------

Current Mo               6,920,600.12     189,070,511.61      3.66%
1st Preceding Mo         6,809,849.22     192,002,135.00      3.55%
2nd Preceding Mo         7,296,129.14     193,915,703.54      3.76%
                                              Divided by        3
                                                             -------
                                                              3.66%
                                                             =======



Average 30 day delinquency ratio:


                          Over 30s        Pool Balance         %
                      ----------------------------------------------

Current Mo              10,903,617.45     189,070,511.61      5.77%
1st Preceding Mo        11,275,310.44     192,002,135.00      5.87%
2nd Preceding Mo        10,427,143.86     193,915,703.54      5.38%
                                              Divided by        3
                                                            -------
                                                              5.67%
                                                            =======

Cumulative loss ratio:

                       Cumulative losses        1,898,904.53
                                         -------------------
Divided by Initial Certificate Principal      215,662,295.00 0.880%
                                                             ======




Current realized loss ratio:

                          Liquidation             Pool
                            Losses               Balance
                     -------------------------------------------

Current Mo                 274,721.19          192,002,135.00
1st Preceding Mo           250,647.74          193,915,703.54
2nd Preceding Mo           160,300.92          195,905,885.32


                                                              1.422%
                                                             =======

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE: OCTOBER 7, 1997
REMITTANCE REPORT                                  POOL REPORT # 15
REPORTING MONTH: SEPTEMBER 30, 1997                Page 3 of 6


                                                                          Delinquency Analysis

                                          31 to 59 days         60 to 89 days       90 days and Over          Total Delinq.
                 No. of      Principal           Principal           Principal           Principal                 Principal
                 Loans       Balance      #       Balance       #    Balance         #   Balance           #       Balance
               -----------------------------------------------------------------------------------------------------------------
Excluding Repos  6,942   185,140,445.71   154   3,888,997.59    46  1,330,192.01    55   1,754,361.95      255   6,973,551.55

         Repos     125     3,930,065.90     5      94,019.74    14    411,381.56   106   3,424,664.60      125   3,930,065.90
               --------------------------------------------------------------------------------------------------------------

         Total   7,067   189,070,511.61   159   3,983,017.33    60  1,741,573.57   161   5,179,026.55      380  10,903,617.45
               ==============================================================================================================

                                                                                                          5.4%          5.77%
                                                                                                         ====================
                                                      Repossession Analysis
                         Active Repos             Reversal        Current Month
                         Outstanding            (Redemption)          Repos              Cumulative Repos
                            Principal            Principal           Principal             Principal
                     #      Balance       #      Balance      #      Balance      #        Balance
               --------------------------------------------------------------------------------------------
Excluding Repos    125    3,930,065.90    -1   (34,925.83)    30    905,418.43   390    10,624,966.17

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE: OCTOBER 7, 1997
REMITTANCE REPORT                                  POOL REPORT # 15
REPORTING MONTH: SEPTEMBER 30, 1997                Page 4 of 6
REPOSSESSION LIQUIDATION REPORT


                                    Liquidated                                                                      Net
Account          Customer           Principal       Sales          Insur.          Total        Repossession    Liquidation
Number             Name              Balance      Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------
088721-6      Rader, Michael       61,429.33       51,250.00      6,225.12        57,475.12        5,542.57      51,932.55
092073-6      Pena, Eli            31,731.71       26,000.00      1,860.80        27,860.80        6,315.65      21,545.15
094399-3      Stewart, Otha        26,025.97       24,500.00        171.31        24,671.31          735.00      23,936.31
090510-9      Carter, Leonard      29,662.02       30,400.00          0.00        30,400.00        2,222.00      28,178.00
018679-1      Farmer, James        11,321.28       11,000.00          0.00        11,000.00          638.96      10,361.04
090947-3      Wyne, Robert         21,932.46       21,400.00        743.94        22,143.94        1,942.00      20,201.94
090576-0      Strickland, Jimmy    23,734.58       24,000.00        938.65        24,938.65        1,305.88      23,632.77
093597-3      Ussery Jr, Charles   41,918.06       41,650.00      1,108.86        42,758.86        1,249.50      41,509.36
092892-9      Garner II, Robert    28,364.51       26,400.00      1,565.98        27,965.98        2,237.00      25,728.98
089894-0      Tanner Jr, Mickey    32,025.87       28,650.00      1,929.91        30,579.91        4,109.50      26,470.41
089866-8      Godfrey, Martina     30,909.64       28,400.00      1,516.77        29,916.77        1,847.00      28,069.77
088522-8      Jarjowsky, Kim       21,823.26       24,250.00          0.00        24,250.00        5,857.43      18,392.57
092391-2      Backman, Henry       30,492.08       26,700.00      1,931.71        28,631.71        5,061.24      23,570.47
078867-9      Hartley, Carl        29,308.07       25,900.00        838.08        26,738.08        7,495.03      19,243.05
086485-0      Wild, Yves           26,182.06       22,900.00        990.61        23,890.61        2,487.00      21,403.61
093393-7      Hearne, Barry        36,764.43       31,500.00      1,801.62        33,301.62        2,014.00      31,287.62
092823-4      Gonzalez, Jorge      32,302.98       30,400.00      1,857.56        32,257.56        4,689.54      27,568.02
089312-3      Flores, Erik         15,836.07       18,000.00      1,204.08        19,204.08        4,034.03      15,170.05
087433-9      Armstrong, Sheila    23,152.43       27,000.00      1,150.23        28,150.23        4,172.33      23,977.90
088346-2      Smith, Darrell       30,215.97       24,800.00      1,761.23        26,561.23        5,168.38      21,392.85
090237-9      Davis, David         32,476.42       30,400.00      2,074.21        32,474.21        4,197.82      28,276.39
089347-9      Joyce, Joshua        16,129.04        4,135.00        514.48         4,649.48          400.00       4,249.48
090414-4      Hurley, Donald       15,137.53        5,000.00          0.00         5,000.00           30.00       4,970.00
094725-9      Newsome, Lisa         4,769.84        1,000.00        647.00         1,647.00            0.00       1,647.00
002568-4      Zapien, Sergio        4,517.04          500.00          0.00           500.00            0.00         500.00
093207-9      Chapman, Annie       15,103.78        3,420.00      1,098.73         4,518.73         1332.36       3,186.37
092540-4      Ngan, Lane           28,606.25       29,400.00      2,006.52        31,406.52         2916.55      28,489.97
092260-9      Pittman, Vernon      41,532.74       38,650.00      3,372.19        42,022.19         6579.56      35,442.63
088461-9      Roberts, Greg        26,171.22       26,500.00        572.92        27,072.92         6641.58      20,431.34
090859-0      Johnson, Lisa        27,204.50       30,650.00      1,430.57        32,080.57         3649.49      28,431.08
090718-8      Valdez, Chris        26,859.63       25,900.00        775.68        26,675.68         3393.92      23,281.76
086255-7      Tabarez, Rosa        29,697.78       27,000.00      1,567.69        28,567.69          810.00      27,757.69
088548-3      Welch, James         31,049.28       28,400.00      1,564.01        29,964.01         3032.50      26,931.51
091978-7      Watson, Mary         31,231.72       29,400.00      1,058.00        30,458.00          882.00      29,576.00
093035-4      Deatherage, James    26,141.35       22,400.00      2,098.00        24,498.00         6416.09      18,081.91
092805-1      Klepper, Carl        18,645.74       20,200.00        100.02        20,300.02         6806.24      13,493.78
094554-3      Battles, Ricky       26,067.82       26,000.00          0.00        26,000.00         3256.25      22,743.75
088289-4      Jordan, Richard      22,493.49       23,400.00          0.00        23,400.00         2317.27      21,082.73
093080-0      Olandez, Juan        28,076.22       25,900.00      1,963.30        27,863.30         4120.00      23,743.30
                                                                                       0.00                           0.00
                                                                                       0.00                           0.00
                                ==============================================================================================
           39                   1,037,044.17      943,355.00     48,439.78       991,794.78      125,905.67     865,889.11
                                ==============================================================================================
                                                          Net             Current
Account          Customer            Unrecov.          Pass Thru         Period Net         Cumulative
Number             Name              Advances          Proceeds         Gain/(Loss)        Gain/(Loss)
---------------------------------------------------------------------------------------------------------
088721-6      Rader, Michael        8,925.84           43,006.71       (18,422.62)
092073-6      Pena, Eli             5,054.56           16,490.59       (15,241.12)
094399-3      Stewart, Otha         2,775.68           21,160.63        (4,865.34)
090510-9      Carter, Leonard       2,535.28           25,642.72        (4,019.30)
018679-1      Farmer, James         1,026.15            9,334.89        (1,986.39)
090947-3      Wyne, Robert          1,497.12           18,704.82        (3,227.64)
090576-0      Strickland, Jimmy     1,801.68           21,831.09        (1,903.49)
093597-3      Ussery Jr, Charles    2,190.15           39,319.21        (2,598.85)
092892-9      Garner II, Robert     1,263.35           24,465.63        (3,898.88)
089894-0      Tanner Jr, Mickey     2,542.44           23,927.97        (8,097.90)
089866-8      Godfrey, Martina      1,679.70           26,390.07        (4,519.57)
088522-8      Jarjowsky, Kim        1,355.40           17,037.17        (4,786.09)
092391-2      Backman, Henry        1,915.84           21,654.63        (8,837.45)
078867-9      Hartley, Carl         2,625.56           16,617.49       (12,690.58)
086485-0      Wild, Yves            1,803.52           19,600.09        (6,581.97)
093393-7      Hearne, Barry         3,698.00           27,589.62        (9,174.81)
092823-4      Gonzalez, Jorge       2,936.88           24,631.14        (7,671.84)
089312-3      Flores, Erik          1,680.36           13,489.69        (2,346.38)
087433-9      Armstrong, Sheila     3,438.68           20,539.22        (2,613.21)
088346-2      Smith, Darrell        3,766.01           17,626.84       (12,589.13)
090237-9      Davis, David          2,944.00           25,332.39        (7,144.03)
089347-9      Joyce, Joshua         2,783.64            1,465.84       (14,663.20)
090414-4      Hurley, Donald        1,680.72            3,289.28       (11,848.25)
094725-9      Newsome, Lisa           848.05              798.95        (3,970.89)
002568-4      Zapien, Sergio          952.75             (452.75)       (4,969.79)
093207-9      Chapman, Annie        2,446.72              739.65       (14,364.13)
092540-4      Ngan, Lane            2,353.88           26,136.09        (2,470.16)
092260-9      Pittman, Vernon       4,057.92           31,384.71       (10,148.03)
088461-9      Roberts, Greg         2,799.84           17,631.50        (8,539.72)
090859-0      Johnson, Lisa         2,556.60           25,874.48        (1,330.02)
090718-8      Valdez, Chris         5,265.00           18,016.76        (8,842.87)
086255-7      Tabarez, Rosa         1,869.44           25,888.25        (3,809.53)
088548-3      Welch, James          4,053.72           22,877.79        (8,171.49)
091978-7      Watson, Mary          1,034.01           28,541.99        (2,689.73)
093035-4      Deatherage, James     4,620.24           13,461.67       (12,679.68)
092805-1      Klepper, Carl         2,023.60           11,470.18        (7,175.56)
094554-3      Battles, Ricky        3,254.90           19,488.85        (6,578.97)
088289-4      Jordan, Richard       1,651.60           19,431.13        (3,062.36)
093080-0      Olandez, Juan         1,857.30           21,886.00        (6,190.22)
                                                            0.00             0.00
                                                            0.00             0.00
                                 ====================================================================
           39                     103,566.13          762,322.98      (274,721.19)     (1,898,904.53)
                                 ====================================================================

                                                                                          -0.01%
                                                                                 ====================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE: OCTOBER 7, 1997
REMITTANCE REPORT                                  POOL REPORT # 15
REPORTING MONTH: SEPTEMBER 30, 1997
                                                   Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                 Original        Beginning        Current       Accelerated
     Cert.                     Certificate      Certificate      Principal       Principal
     Class                       Balances        Balances         Payable       Distribution
-----------------------------------------------------------------------------------------------
A-1                            45,290,000.00    21,629,840.00   (2,931,623.39)       0.00
A-1 Outstanding Writedown               0.00             0.00            0.00        0.00

A-2                            35,585,000.00    35,585,000.00            0.00        0.00
A-2 Outstanding Writedown               0.00             0.00            0.00        0.00

A-3                            32,350,000.00    32,350,000.00            0.00        0.00
A-3 Outstanding Writedown               0.00             0.00            0.00        0.00

A-4                            22,642,000.00    22,642,000.00            0.00        0.00
A-4 Outstanding Writedown               0.00             0.00            0.00        0.00

A-5                            32,350,000.00    32,350,000.00            0.00        0.00
A-5 Outstanding Writedown               0.00             0.00            0.00        0.00

A-6                            19,409,000.00    19,409,000.00            0.00        0.00
A-6 Outstanding Writedown               0.00             0.00            0.00        0.00

B-1                            17,253,000.00    16,983,002.06            0.00        0.00
B-1 Outstanding Writedown               0.00             0.00            0.00        0.00

B-2                            10,783,295.00    10,614,543.63            0.00        0.00
B-2 Outstanding Writedown               0.00             0.00            0.00        0.00

Excess Asset Principal Balance          0.00       438,749.31            0.00        0.00


                              -----------------------------------------------------------------
                              215,662,295.00   192,002,135.00   (2,931,623.39)       0.00
                              =================================================================
                                                     Ending              Principal Paid
     Cert.                    Writedown            Certificate  Pool       Per $1,000
     Class                     Amounts              Balances   Factor     Denomination
------------------------------------------------------------------------------------------
A-1                               0.00         18,698,216.61    41.28553%    64.73
A-1 Outstanding Writedown         0.00                  0.00        0.00      0.00

A-2                               0.00         35,585,000.00   100.00000%     0.00
A-2 Outstanding Writedown         0.00                  0.00        0.00      0.00

A-3                               0.00         32,350,000.00   100.00000%     0.00
A-3 Outstanding Writedown         0.00                  0.00        0.00      0.00

A-4                               0.00         22,642,000.00   100.00000%     0.00
A-4 Outstanding Writedown         0.00                  0.00        0.00      0.00

A-5                               0.00         32,350,000.00   100.00000%     0.00
A-5 Outstanding Writedown         0.00                  0.00        0.00      0.00

A-6                               0.00         19,409,000.00   100.00000%     0.00
A-6 Outstanding Writedown         0.00                  0.00        0.00      0.00

B-1                               0.00         16,983,002.06    98.43507%     0.00
B-1 Outstanding Writedown         0.00                  0.00        0.00      0.00

B-2                               0.00         10,614,543.63    98.43507%     0.00
B-2 Outstanding Writedown         0.00                  0.00        0.00      0.00

Excess Asset Principal Balance    0.00            438,749.31


                              ----------------------------
                                  0.00        189,070,511.61
                              ============================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE: OCTOBER 7, 1997
REMITTANCE REPORT                                 POOL REPORT # 15
REPORTING MONTH: SEPTEMBER 30, 1997
                                                  Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

           Certificate          Remittance      Beginning     Current        Total
              Class                Rate          Balance      Accrual         Paid
                              -------------------------------------------------------
A-1                               5.76625%          0.00    103,935.89    103,935.89
A-1  Carryover Interest           0.00              0.00          0.00          0.00
A-1  Writedown Interest           0.00              0.00          0.00          0.00

A-2                               6.80000%          0.00    201,648.33    201,648.33
A-2  Carryover Interest           0.00              0.00          0.00          0.00
A-2  Writedown Interest           0.00              0.00          0.00          0.00

A-3                               7.10000%          0.00    191,404.17    191,404.17
A-3  Carryover Interest           0.00              0.00          0.00          0.00
A-3  Writedown Interest           0.00              0.00          0.00          0.00

A-4                               7.35000%          0.00    138,682.25    138,682.25
A-4  Carryover Interest           0.00              0.00          0.00          0.00
A-4  Writedown Interest           0.00              0.00          0.00          0.00

A-5                               7.65000%          0.00    206,231.25    206,231.25
A-5  Carryover Interest           0.00              0.00          0.00          0.00
A-5  Writedown Interest           0.00              0.00          0.00          0.00

A-6                               8.00000%          0.00    129,393.33    129,393.33
A-6  Carryover Interest           0.00              0.00          0.00          0.00
A-6  Writedown Interest           0.00              0.00          0.00          0.00

B-1                               8.39200%          0.00    118,767.79    118,767.79
B-1  Carryover Interest           0.00              0.00          0.00          0.00
B-1  Writedown Interest           0.00              0.00          0.00          0.00

B-2                               9.64400%          0.00     85,305.55     85,305.55
B-2  Carryover Interest           0.00              0.00          0.00          0.00
B-2  Writedown Interest           0.00              0.00          0.00          0.00

X                                             955,634.97    383,667.12    188,946.82

Service Fee                                                 160,001.78    160,001.78
                                    -------------------------------------------------

                                              955,634.97  1,719,037.46  1,524,317.16


CUMULATIVE UNPAID "X"                       1,150,355.27
CUMULATIVE UNPAID TURBO                       748,549.26
                                    --------------------
CUMULATIVE TOTAL LOSSES                     1,898,904.53
                                    --------------------
                                                       Interest Paid
           Certificate         Interest        Ending    Per $1,000   Cert.       TOTAL
              Class            Shortfall       Balance  Denomination  Class   DISTRIBUTION
                             ---------------------------------------------------------------
A-1                                0.00          0.00        4.81       A-1    3,035,559.28
A-1  Carryover Interest            0.00          0.00        0.00
A-1  Writedown Interest            0.00          0.00        0.00

A-2                                0.00          0.00        5.67       A-2      201,648.33
A-2  Carryover Interest            0.00          0.00        0.00
A-2  Writedown Interest            0.00          0.00        0.00

A-3                                0.00          0.00        5.92       A-3      191,404.17
A-3  Carryover Interest            0.00          0.00        0.00
A-3  Writedown Interest            0.00          0.00        0.00

A-4                                0.00          0.00        6.13       A-4      138,682.25
A-4  Carryover Interest            0.00          0.00        0.00
A-4  Writedown Interest            0.00          0.00        0.00

A-5                                0.00          0.00        6.38       A-5      206,231.25
A-5  Carryover Interest            0.00          0.00        0.00
A-5  Writedown Interest            0.00          0.00        0.00

A-6                                0.00          0.00        6.67       A-6      129,393.33
A-6  Carryover Interest            0.00          0.00        0.00
A-6  Writedown Interest            0.00          0.00        0.00

B-1                                0.00          0.00        6.99       B-1      118,767.79
B-1  Carryover Interest            0.00          0.00        0.00
B-1  Writedown Interest            0.00          0.00        0.00

B-2                                0.00          0.00        8.04       B-2       85,305.55
B-2  Carryover Interest            0.00          0.00        0.00
B-2  Writedown Interest            0.00          0.00        0.00

X                            194,720.30  1,150,355.27                    X       188,946.82

Service Fee                        0.00          0.00                            160,001.78
                             ----------------------                            ------------

                             194,720.30  1,150,355.27                          4,455,940.55
